                                                                       Exhibit B

                        TORTOISE GAS AND OIL CORPORATION

                                     BYLAWS

                                   ARTICLE I

                                    OFFICES

     Section 1. PRINCIPAL OFFICE. The principal office of the Corporation in the
State of Maryland  shall be located at such place as the Board of Directors  may designate.

     Section 2. ADDITIONAL OFFICES. The Corporation may have additional offices, including a principal executive office, at such places as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

     Section  1.  PLACE.  All  meetings  of  stockholders  shall  be held at the principal executive office of the Corporation or at such other place as shall be set by the Board of Directors and stated in the notice of the meeting.

     Section 2.  ANNUAL  MEETING.  Commencing  with the 2008  annual  meeting of stockholders of the  Corporation,  an annual meeting of the stockholders for the election of directors and the  transaction of any business  within the powers of the  Corporation  shall be held on a date and at the time  during  the  month of
April in each year set by the Board of Directors.

     Section 3. SPECIAL MEETINGS.

          (a)  General.  The  chairman of the board,  the  president,  the chief executive  officer or the Board of Directors  may call a special  meeting of the stockholders.  Subject to subsection (b) of this Section 3, a special meeting of stockholders  shall also be called by the secretary of the Corporation  upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting

          (b) Stockholder  Requested  Special  Meetings.  (1) Any stockholder of record seeking to have stockholders  request a special meeting shall, by sending written notice to the secretary (the "Record Date Request Notice") by registered mail, return receipt  requested,  request the Board of Directors to fix a record date to determine the  stockholders  entitled to request a special  meeting (the
"Request  Record  Date").  The Record Date  Request  Notice  shall set forth the purpose of the meeting and the matters  proposed to be acted on at it,  shall be signed by one or more  stockholders  of record as of the date of  signature  (or their agents duly authorized in a writing  accompanying  the Record Date Request
Notice),  shall bear the date of  signature  of each such  stockholder  (or such agent) and shall set forth all  information  relating  to each such  stockholder that must be disclosed in  solicitations of proxies for election of directors in an  election  contest  (even if an  election  contest  is not  involved),  or is otherwise  required,  in each

case  pursuant  to  Regulation  14A  (or  any  successor  provision)  under  the
Securities Exchange Act of 1934, as amended (the "Exchange Act"). Upon receiving the Record Date Request Notice,  the Board of Directors may fix a Request Record
Date.  The Request  Record Date shall not precede and shall not be more than ten days after the close of business on the date on which the resolution  fixing the
Request  Record  Date is  adopted  by the  Board of  Directors.  If the Board of
Directors,  within ten days after the date on which a valid  Record Date Request
Notice is received,  fails to adopt a resolution fixing the Request Record Date, the  Request  Record  Date shall be the close of business on the tenth day after the first  date on which the  Record  Date  Request  Notice is  received  by the secretary.

               (2) In order for any  stockholder  to request a special  meeting, one or more written  requests for a special  meeting signed by  stockholders  of record (or their agents duly authorized in a writing  accompanying  the request)
as of the  Request  Record Date  entitled to cast not less than a majority  (the
"Special  Meeting  Percentage")  of all of the votes entitled to be cast at such meeting (the "Special Meeting Request") shall be delivered to the secretary.  In addition,  the  Special  Meeting  Request (a) shall set forth the purpose of the meeting and the matters proposed to be acted on at it (which shall be limited to those lawful matters set forth in the Record Date Request Notice received by the secretary),  (b) shall bear the date of signature of each such  stockholder  (or such agent) signing the Special  Meeting  Request,  (c) shall set forth the name and address,  as they appear in the  Corporation's  books,  of each  stockholder signing such request (or on whose behalf the Special  Meeting Request is signed)
and the class, series and number of all shares of stock of the Corporation which are owned by each such  stockholder,  and the nominee holder for, and number of, shares owned by such stockholder  beneficially  but not of record,  (d) shall be sent to the secretary by registered  mail,  return  receipt  requested,  and (e)
shall be received by the secretary within 60 days after the Request Record Date.
Any requesting  stockholder (or agent duly authorized in a writing  accompanying the  revocation  or the Special  Meeting  Request)  may revoke  his,  her or its request for a special meeting at any time by written revocation delivered to the secretary.

               (3) The secretary shall inform the requesting stockholders of the reasonably  estimated  cost of  preparing  and  mailing  the  notice of  meeting
(including  the  Corporation's  proxy  materials).  The  secretary  shall not be required to call a special  meeting  upon  stockholder  request and such meeting shall not be held unless, in addition to the documents required by paragraph (2)
of this  Section  3(b),  the  secretary  receives  payment  of  such  reasonably estimated cost prior to the mailing of any notice of the meeting.

               (4) Except as provided in the next sentence,  any special meeting shall be held at such place,  date and time as may be designated by the chairman of the  board,  the  president,  the  chief  executive  officer  or the Board of
Directors,  whoever has called the meeting.  In the case of any special  meeting called  by the  secretary  upon the  request  of  stockholders  (a  "Stockholder
Requested Meeting"),  such meeting shall be held at such place, date and time as may be designated by the Board of Directors; provided, however, that the date of any  Stockholder  Requested  Meeting  shall be not more  than 90 days  after the record date for such meeting (the "Meeting Record Date");  and provided  further that if the Board of  Directors  fails to  designate,  within ten days after the date that a valid Special Meeting Request is actually  received by the secretary
(the "Delivery Date"), a date and time for a Stockholder Requested Meeting, then such  meeting  shall be held at 2:00 p.m.  local  time on the 90th day after the
Meeting  Record

Date or, if such 90th day is not a Business Day (as defined below), on the first preceding Business Day; and provided further that in the event that the Board of
Directors fails to designate a place for a Stockholder  Requested Meeting within ten days  after  the  Delivery  Date,  then  such  meeting  shall be held at the principal executive office of the Corporation.  In fixing a date for any special meeting,  the chairman of the board, the president,  the chief executive officer or the Board of  Directors  may  consider  such  factors  as he, she or it deems relevant within the good faith exercise of business judgment, including, without limitation,  the  nature  of  the  matters  to  be  considered,  the  facts  and circumstances  surrounding any request for the meeting and any plan of the Board of Directors to call an annual meeting or a special meeting.  In the case of any
Stockholder  Requested Meeting, if the Board of Directors fails to fix a Meeting
Record  Date that is a date  within 30 days after the  Delivery  Date,  then the close of business on the 30th day after the  Delivery  Date shall be the Meeting
Record Date.  The Board of Directors  may revoke the notice for any  Stockholder
Requested  Meeting in the event that the requesting  stockholders fail to comply with the provisions of paragraph (3) of this Section 3(b).

               (5) If written  revocations  of requests for the special  meeting have been  delivered to the  secretary  and the result is that  stockholders  of record (or their agents duly  authorized in writing),  as of the Request  Record
Date,  entitled to cast less than the Special Meeting Percentage have delivered, and not revoked,  requests for a special meeting to the secretary, the secretary shall:  (i) if the notice of meeting has not already been  mailed,  refrain from mailing the notice of the meeting and send to all  requesting  stockholders  who have not revoked such requests written notice of any revocation of a request for the special meeting, or (ii) if the notice of meeting has been mailed and if the secretary  first  sends to all  requesting  stockholders  who  have not  revoked requests for a special meeting written notice of any revocation of a request for the special  meeting and written notice of the  secretary's  intention to revoke the notice of the  meeting,  revoke the notice of the meeting at any time before ten days  before the  commencement  of the  meeting.  Any  request for a special meeting  received  after a revocation  by the secretary of a notice of a meeting shall be considered a request for a new special meeting.

               (6) The chairman of the board, the chief executive  officer,  the president  or the Board of  Directors  may  appoint  independent  inspectors  of elections  to act as the agent of the  Corporation  for the  purpose of promptly performing a ministerial review of the validity of any purported Special Meeting
Request received by the secretary.  For the purpose of permitting the inspectors to perform such review,  no such purported  request shall be deemed to have been delivered to the  secretary  until the earlier of (i) five  Business  Days after receipt by the  secretary  of such  purported  request and (ii) such date as the independent  inspectors  certify  to the  Corporation  that the  valid  requests received by the  secretary  represent at least the Special  Meeting  Percentage.
Nothing contained in this paragraph (6) shall in any way be construed to suggest or imply  that the  Corporation  or any  stockholder  shall not be  entitled  to contest the validity of any request,  whether during or after such five Business
Day period,  or to take any other action  (including,  without  limitation,  the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

               (7) For purposes of these Bylaws,  "Business  Day" shall mean any day other than a Saturday,  a Sunday or a day on which banking  institutions  in the State of Kansas are  authorized  or obligated  by law or executive  order to close.

     Section  4.  NOTICE.  Not less than ten nor more than 90 days  before  each meeting of stockholders,  the secretary shall give to each stockholder  entitled to vote at such  meeting  and to each  stockholder  not  entitled to vote who is entitled to notice of the meeting written or printed notice stating the time and place of the meeting and, in the case of a special  meeting or as otherwise  may be required by any statute, the purpose for which the meeting is called,  either by mail, by presenting it to such stockholder  personally,  by leaving it at the stockholder's  residence  or  usual  place of  business  or by any  other  means permitted  by Maryland  law. If mailed,  such notice shall be deemed to be given when  deposited in the United States mail  addressed to the  stockholder  at the stockholder's  address  as it appears on the  records of the  Corporation,  with postage thereon prepaid.

     Subject  to  Section  11(a)  of  this  Article  II,  any  business  of  the
Corporation may be transacted at an annual meeting of stockholders without being specifically  designated  in the notice,  except such business as is required by any statute to be stated in such notice.  No business  shall be  transacted at a special meeting of stockholders except as specifically designated in the notice.

     Section 5. ORGANIZATION AND CONDUCT. Every meeting of stockholders shall be conducted by an individual appointed by the Board of Directors to be chairman of the meeting or, in the absence of such appointment, by the chairman of the board or, in the case of a vacancy in the office or  absence  of the  chairman  of the board,  by one of the  following  officers  present  at the  meeting:  the  vice chairman of the board, if any, the president, the vice presidents in their order of rank and seniority,  the secretary,  the treasurer or, in the absence of such officers, a chairman chosen by the stockholders by the vote of a majority of the votes cast by stockholders present in person or by proxy. The secretary,  or, in the secretary's absence, an assistant  secretary,  or in the absence of both the secretary and  assistant  secretaries,  an individual  appointed by the Board of
Directors or, in the absence of such appointment, an individual appointed by the chairman of the meeting shall act as secretary.  In the event that the secretary presides at a meeting of the  stockholders,  an assistant  secretary,  or in the absence  of  assistant  secretaries,  an  individual  appointed  by the Board of
Directors  or the  chairman  of the  meeting,  shall  record the  minutes of the meeting. The order of business and all other matters of procedure at any meeting of stockholders shall be determined by the chairman of the meeting. The chairman of the meeting may prescribe  such rules,  regulations  and  procedures and take such action as, in the  discretion of such  chairman,  are  appropriate  for the proper conduct of the meeting,  including,  without limitation,  (a) restricting admission  to the time set for the  commencement  of the  meeting;  (b) limiting attendance at the meeting to  stockholders of record of the  Corporation,  their duly  authorized  proxies  and other such  individuals  as the  chairman  of the meeting may determine;  (c) limiting  participation at the meeting on any matter to stockholders  of record of the  Corporation  entitled to vote on such matter, their duly authorized  proxies and other such individuals as the chairman of the meeting may  determine;  (d) limiting the time allotted to questions or comments by participants; (e) determining when the polls should be opened and closed; (f)
maintaining  order and security at the meeting;  (g) removing any stockholder or any other  individual  who refuses to comply with meeting  procedures,  rules or guidelines  as set  forth by the  chairman  of the  meeting;  (h)  recessing  or adjourning  the  meeting  to a later  date and time and place  announced  at the meeting;  and (i) concluding  the meeting.  Unless  otherwise  determined by the chairman of the meeting,  meetings of  stockholders  shall not be required to be held in accordance with the rules of parliamentary procedure.

     Section 6.  QUORUM.  The  presence  in person or by proxy of the holders of shares of stock of the  Corporation  entitled  to cast a  majority  of the votes entitled to be cast (without  regard to class) shall  constitute a quorum at any meeting of the stockholders,  except with respect to any such matter that, under applicable statutes or regulatory requirements or the charter of the Corporation
(the "Charter"),  requires approval by a separate vote of one or more classes of stock, in which case the presence in person or by proxy of the holders of shares entitled to cast a majority of the votes  entitled to be cast by each such class on such a matter shall constitute a quorum.

     If,  however,  such  quorum  shall not be  present  at any  meeting  of the stockholders,  the  chairman of the meeting  shall have the power to adjourn the meeting  from time to time to a date not more than 120 days  after the  original record date without  notice  other than  announcement  at the  meeting.  At such adjourned  meeting  at which a quorum  shall be  present,  any  business  may be transacted  which  might  have been  transacted  at the  meeting  as  originally notified.

     The  stockholders  present either in person or by proxy, at a meeting which has been duly called and  convened,  may  continue to  transact  business  until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

     Section  7.  VOTING.  A  plurality  of all the votes  cast at a meeting  of stockholders duly called and at which a quorum is present shall be sufficient to elect a director.  Each share may be voted for as many  individuals as there are directors  to be elected  and for whose  election  the share is  entitled  to be voted. A majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present  shall be  sufficient  to approve any other  matter which may properly  come before the meeting,  unless more than a majority of the votes cast is required by statute or by the Charter.  Unless otherwise  provided in the charter,  each outstanding share,  regardless of class, shall be entitled to one vote on each  matter  submitted  to a vote at a meeting of  stockholders.
Voting on any  question or in any  election may be viva voce unless the chairman of the meeting shall order that voting be by ballot.

     Section 8. PROXIES. A stockholder may cast the votes entitled to be cast by the  shares of stock  owned of record by the  stockholder  in person or by proxy executed by the stockholder or by the stockholder's duly authorized agent in any manner  permitted by law. Such proxy or evidence of  authorization of such proxy shall be filed with the secretary of the  Corporation  before or at the meeting.
No proxy shall be valid more than eleven months after its date unless  otherwise provided in the proxy.

     Section 9.  VOTING OF STOCK BY CERTAIN  HOLDERS.  Stock of the  Corporation
registered in the name of a corporation,  partnership, trust or other entity, if entitled  to be voted,  may be voted by the  president  or a vice  president,  a general partner or trustee thereof,  as the case may be, or a proxy appointed by any of the  foregoing  individuals,  unless  some  other  person  who  has  been appointed  to vote  such  stock  pursuant  to a  bylaw  or a  resolution  of the governing body of such  corporation or other entity or agreement of the partners of a  partnership  presents  a  certified  copy of  such  bylaw,  resolution  or agreement,  in which case such person may vote such stock. Any director or other fiduciary may vote stock registered in his or her name as such fiduciary, either in person or by proxy.

     Shares of stock of the Corporation directly or indirectly owned by it shall not be voted at any  meeting and shall not be counted in  determining  the total number of outstanding shares entitled to be voted at any given time, unless they are held by it in a  fiduciary  capacity,  in which  case  they may be voted and shall be counted in determining  the total number of  outstanding  shares at any given time.

     The Board of  Directors  may adopt by  resolution  a  procedure  by which a stockholder may certify in writing to the  Corporation  that any shares of stock registered  in the  name  of the  stockholder  are  held  for the  account  of a specified person other than the stockholder.  The resolution shall set forth the class of stockholders who may make the certification,  the purpose for which the certification  may be made, the form of certification  and the information to be contained  in it;  if the  certification  is with  respect  to a record  date or closing of the stock transfer  books,  the time after the record date or closing of the stock transfer books within which the  certification  must be received by the  Corporation;  and any other  provisions with respect to the procedure which the Board of  Directors  considers  necessary or  desirable.  On receipt of such certification,  the person specified in the certification  shall be regarded as, for the purposes set forth in the  certification,  the  stockholder of record of the specified stock in place of the stockholder who makes the certification.

     Section 10. INSPECTORS.  The Board of Directors, in advance of any meeting, may,  but need not,  appoint one or more  individual  inspectors  or one or more entities that  designate  individuals as inspectors to act at the meeting or any adjournment thereof. If an inspector or inspectors are not appointed, the person presiding at the meeting may, but need not, appoint one or more  inspectors.  In case any person who may be appointed as an inspector fails to appear or act, the vacancy may be filled by  appointment  made by the Board of Directors in advance of the meeting or at the meeting by the chairman of the meeting. The inspectors, if any, shall determine the number of shares outstanding and the voting power of each,  the shares  represented  at the meeting,  the existence of a quorum,  the validity and effect of proxies,  and shall receive  votes,  ballots or consents, hear and determine all challenges and questions  arising in connection  with the right to vote, count and tabulate all votes, ballots or consents,  and determine the result,  and do such acts as are proper to conduct the election or vote with fairness to all stockholders. Each such report shall be in writing and signed by him or her or by a majority of them if there is more than one  inspector  acting at such meeting.  If there is more than one inspector,  the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be prima facie evidence thereof.

     Section 11. ADVANCE  NOTICE OF STOCKHOLDER  NOMINEES FOR DIRECTOR AND OTHER
STOCKHOLDER PROPOSALS.

          (a) Annual  Meetings of  Stockholders.  (1) Nominations of individuals for election to the Board of Directors and the proposal of other  business to be considered by the  stockholders may be made at an annual meeting of stockholders
(i) pursuant to the Corporation's notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who was a stockholder of record both at the time of giving of notice by the  stockholder as provided for in this Section 11(a) and at the time of the annual meeting, who is entitled to vote at the meeting and who has complied with this Section 11(a).

               (2) For  nominations  or other  business to be  properly  brought before an annual meeting by a stockholder  pursuant to clause (iii) of paragraph
(a)(1) of this Section 11, the stockholder must have given timely notice thereof in writing to the  secretary of the  Corporation  and such other  business  must otherwise be a proper  matter for action by the  stockholders.  To be timely,  a stockholder's notice shall set forth all information required under this Section
11 and shall be delivered to the secretary at the principal  executive office of the Corporation not earlier than the 150th day prior to the first anniversary of the date of mailing of the notice for the preceding  year's  annual  meeting nor later  than  5:00  p.m.,  Central  Time,  on the  120th  day  prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting;  provided,  however,  that in the  event  that the  date of the  annual meeting is advanced  or delayed by more than 30 days from the first  anniversary of the date of the preceding year's annual meeting (and in the case of the first annual meeting of stockholders),  notice by the stockholder to be timely must be so  delivered  not  earlier  than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m.,  Central  Time,  on the later of the 120th day prior to the date of such annual  meeting or the tenth day following the day on which  public  announcement  of the date of such  meeting is first made.  The public  announcement of a postponement or adjournment of an annual meeting shall not  commence  a new time  period for the  giving of a  stockholder's  notice as described  above.  Such  stockholder's  notice  shall  set  forth (i) as to each individual whom the stockholder  proposes to nominate for election or reelection as a director, (A) the name, age, business address and residence address of such individual,  (B) the  class,  series  and  number of any  shares of stock of the
Corporation  that are beneficially  owned by such individual,  (C) the date such shares were acquired and the investment intent of such acquisition,  (D) whether such  stockholder  believes any such  individual  is, or is not, an  "interested person" of the Corporation, as defined in the Investment Company Act of 1940, as amended,  and the rules promulgated  thereunder (the "1940 Act") and information regarding such individual that is sufficient,  in the discretion of the Board of
Directors or any committee thereof or any authorized officer of the Corporation, to  make  such  determination,  (E)  sufficient  information,  with  appropriate verification of the accuracy thereof, to enable the Nominating  Committee of the
Board of Directors, or in the absence thereof, the entire Board of Directors, to make the  determination  as to the  individual's  qualifications  required under
Article III, Section 2(b) of these Bylaws and (F) all other information relating to such individual that is required to be disclosed in  solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A
(or any  successor  provision)  under the Exchange Act and the rules  thereunder
(including  such  individual's  written  consent  to being  named  in the  proxy statement as a nominee and to serving as a director if elected);  (ii) as to any other  business  that the  stockholder  proposes to bring before the meeting,  a description  of such  business,  the reasons for proposing  such business at the meeting and any material  interest in such business of such  stockholder and any
Stockholder  Associated  Person  (as  defined  below),  individually  or in  the aggregate,  including  any  anticipated  benefit  to  the  stockholder  and  the
Stockholder Associated Person therefrom;  (iii) as to the stockholder giving the notice and any Stockholder  Associated Person,  the class,  series and number of all shares of stock of the Corporation  which are owned by such  stockholder and by such Stockholder  Associated  Person, if any, and the nominee holder for, and number of, shares owned  beneficially  but not of record by such stockholder and by any such Stockholder Associated Person; (iv) as to the stockholder giving the notice and any Stockholder Associated Person covered by clauses (ii) or (iii) of this  paragraph  (2) of  this  Section  11(a),  the  name  and address of such stockholder,  as they appear on the  Corporation's  stock ledger and current name and address, if different,  and of such Stockholder  Associated
Person;  and (v) to the extent known by the stockholder  giving the notice,  the name and address of any other stockholder supporting the nominee for election or reelection  as a director or the proposal of other  business on the date of such stockholder's notice.

               (3)  Notwithstanding  anything  in  this  subsection  (a) of this
Section 11 to the  contrary,  in the event that the  number of  directors  to be elected  to  the  Board  of  Directors  is  increased  and  there  is no  public announcement of such action at least 130 days prior to the first  anniversary of the date of mailing of the notice for the  preceding  year's annual  meeting,  a stockholder's  notice  required by this Section  11(a) shall also be  considered timely,  but only with respect to nominees for any new positions created by such increase,  if it shall be delivered to the secretary at the principal  executive office of the Corporation  not later than 5:00 p.m.,  Central Time, on the tenth day  following  the day on which such public  announcement  is first made by the
Corporation.

               (4) For  purposes  of this  Section 11,  "Stockholder  Associated
Person" of any stockholder  shall mean (i) any person  controlling,  directly or indirectly,  or acting in concert with,  such  stockholder,  (ii) any beneficial owner of shares of stock of the  Corporation  owned of record or beneficially by such stockholder and (iii) any person controlling, controlled by or under common control with such Stockholder Associated Person.

          (b) Special  Meetings of  Stockholders.  Only such  business  shall be conducted at a special meeting of stockholders as shall have been brought before the meeting  pursuant to the  Corporation's  notice of meeting.  Nominations  of individuals  for  election  to the Board of  Directors  may be made at a special meeting of stockholders at which directors are to be elected (i) pursuant to the
Corporation's  notice of meeting,  (ii) by or at the  direction  of the Board of
Directors or (iii)  provided  that the Board of Directors  has  determined  that directors  shall be elected at such special  meeting,  by any stockholder of the
Corporation  who is a stockholder of record both at the time of giving of notice provided for in this Section 11 and at the time of the special  meeting,  who is entitled to vote at the meeting and who complied with the notice  procedures set forth in this Section 11. In the event the  Corporation  calls a special meeting of stockholders for the purpose of electing one or more individuals to the Board of Directors, any such stockholder may nominate an individual or individuals (as the case may be) for election as a director as  specified  in the  Corporation's notice of meeting, if the stockholder's notice required by paragraph (2) of this
Section  11(a) shall be delivered to the  secretary at the  principal  executive office of the  Corporation  not earlier than the 150th day prior to such special meeting and not later than 5:00 p.m.,  Central  Time,  on the later of the 120th day prior to such special  meeting or the tenth day  following  the day on which public  announcement is first made of the date of the special meeting and of the nominees  proposed by the Board of Directors to be elected at such meeting.  The public  announcement of a postponement or adjournment of a special meeting shall not  commence  a new time  period for the  giving of a  stockholder's  notice as described above.

          (c) General. (1) Upon written request by the secretary or the Board of
Directors or any  committee  thereof,  any  stockholder  proposing a nominee for election  as a  director  or any  proposal  for other  business  at a meeting of stockholders  shall  provide,  within  five

Business  Days of  delivery  of such  request  (or such  other  period as may be
specified  in  such  request),  written  verification,   satisfactory,   in  the
discretion of the Board of Directors or any committee  thereof or any authorized officer of the  Corporation,  to  demonstrate  the  accuracy of any  information submitted by the stockholder pursuant to this Section 11. If a stockholder fails to provide such written  verification  within such period, the information as to which written verification was requested may be deemed not to have been provided in accordance with this Section 11.

               (2) Only such  individuals  who are nominated in accordance  with this Section 11 shall be eligible for election by stockholders as directors, and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with this Section 11. The chairman of the meeting  shall have the power to determine  whether a  nomination  or any other  business  proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with this Section 11.

               (3) For  purposes of this Section 11, (a) the "date of mailing of the notice" shall mean the date of the proxy  statement for the  solicitation of proxies for  election of  directors  and (b)  "public  announcement"  shall mean disclosure  (i) in a press  release  reported  by the Dow  Jones  News  Service,
Associated Press,  Business Wire, PR Newswire or comparable news service or (ii)
in a document publicly filed by the Corporation with the Securities and Exchange
Commission pursuant to the Exchange Act or the 1940 Act.

               (4) Notwithstanding the foregoing  provisions of this Section 11, a stockholder  shall also comply with all applicable  requirements  of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this  Section 11.  Nothing in this  Section 11 shall be deemed to affect any right of a stockholder  to request  inclusion of a proposal in, nor the right of the Corporation to omit a proposal from, the  Corporation's proxy statement  pursuant to Rule 14a-8 (or any successor  provision)  under the
Exchange Act.

     Section  12.  CONTROL  SHARE  ACQUISITION  ACT.  Notwithstanding  any other provision of the Charter or these  Bylaws,  Title 3,  Subtitle 7 of the Maryland
General Corporation Law (the "MGCL"), or any successor statute,  shall not apply to any  acquisition  by any person of shares of stock of the  Corporation.  This section may be repealed,  in whole or in part,  at any time,  whether  before or after an acquisition of control shares and, upon such repeal, may, to the extent provided by any successor bylaw,  apply to any prior to subsequent control share acquisition.

                                  ARTICLE III

                                   DIRECTORS

     Section 1. GENERAL  POWERS.  The  business  and affairs of the  Corporation shall be managed under the direction of its Board of Directors.

     Section 2. NUMBER, TENURE AND QUALIFICATIONS.

          (a) Number  and  Tenure.  At any  regular  meeting  or at any  special meeting called for that purpose, a majority of the entire Board of Directors may establish,  increase  or decrease  the number of  directors,  provided  that the number thereof shall never be less than the minimum number required by the MGCL, nor more than 9, and  further  provided  that the tenure of office of a director shall not be affected by any decrease in the number of directors.

          (b)  Qualifications.  To qualify as a nominee for a  directorship,  an individual, at the time of nomination,  (i)(A) shall be at least 21 years of age and have  substantial  expertise,  experience or  relationships  relevant to the business of the Corporation,  and (B) shall have a master's degree in economics, finance,  business administration or accounting,  a graduate professional degree in law from an  accredited  university  or college  in the United  States or the equivalent  degree from an equivalent  institution of higher learning in another country,  or a certification as a public  accountant in the United States, or be deemed an "audit committee financial expert" as such term is defined in Item 401 of Regulation S-K (or any successor provision) promulgated by the Securities and
Exchange Commission or (ii) shall be a current director of the Corporation.  The
Nominating  Committee of the Board of Directors,  or in the absence thereof, the entire Board of Directors,  in its sole discretion,  shall determine  whether an individual satisfies the foregoing  qualifications.  Any individual who does not satisfy  the  qualifications  set forth under this  subsection  (b) shall not be eligible for nomination or election as a director.

     Section 3. ANNUAL AND REGULAR  MEETINGS.  An annual meeting of the Board of
Directors  shall be held  immediately  after and at the same place as the annual meeting of stockholders, no notice other than this Bylaw being necessary. In the event such  meeting  is not so held,  the  meeting  may be held at such time and place as shall  be  specified  in a notice  given as  hereinafter  provided  for special meetings of the Board of Directors.  The Board of Directors may provide, by  resolution,  the time and place for the  holding of regular  meetings of the
Board of Directors without notice other than such resolution.

     Section 4. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by or at the request of the chairman of the board, the chief executive officer,  the  president or by a majority of the directors  then in office.  The person or persons  authorized to call special meetings of the Board of Directors may fix any place as the place for holding  any special  meeting of the Board of
Directors called by them. The Board of Directors may provide, by resolution, the time and place for the  holding of special  meetings  of the Board of  Directors without other notice than such resolution.

     Section 5. NOTICE.  Notice of any special meeting of the Board of Directors shall be  delivered  personally  or by  telephone,  electronic  mail,  facsimile transmission,  United  States  mail or  courier to each  director  at his or her
business  or  residence  address.   Notice  by  personal  delivery,   telephone,
electronic mail or facsimile transmission shall be given at least 24 hours prior to the meeting.  Notice by United States mail shall be given at least three days prior to the meeting.  Notice by courier  shall be given at least two days prior to the meeting.  Telephone  notice shall be deemed to be given when the director or his or her agent is personally given such notice in a telephone call to which the  director or his or her agent is a party.  Electronic  mail

                                       10

notice  shall be deemed to be given  upon  transmission  of the  message  to the electronic  mail address given to the  Corporation  by the  director.  Facsimile transmission  notice  shall  be  deemed  to be  given  upon  completion  of  the transmission  of the  message  to the  number  given to the  Corporation  by the director and receipt of a completed  answer-back  indicating receipt.  Notice by
United  States  mail  shall be deemed to be given when  deposited  in the United
States mail properly addressed,  with postage thereon prepaid. Notice by courier shall be  deemed  to be given  when  deposited  with or  delivered  to a courier properly  addressed.  Neither the business to be transacted  at, nor the purpose of, any annual,  regular or special  meeting of the Board of  Directors  need be stated in the notice, unless specifically required by statute or these Bylaws.

     Section 6. QUORUM.  A majority of the directors  shall  constitute a quorum for  transaction of business at any meeting of the Board of Directors,  provided that, if less than a majority of such  directors are present at said meeting,  a majority of the  directors  present  may  adjourn the meeting  from time to time without  further  notice,  and provided  further that if, pursuant to applicable law, the Charter or these Bylaws,  the vote of a majority of a particular  group of directors  is required  for action,  a quorum must also include a majority of such group.

     The directors  present at a meeting which has been duly called and convened may  continue  to  transact  business  until  adjournment,  notwithstanding  the withdrawal of enough directors to leave less than a quorum.

     Section 7. VOTING. The action of the majority of the directors present at a meeting  at which a  quorum  is  present  shall be the  action  of the  Board of
Directors,  unless the concurrence of a greater  proportion is required for such action by applicable law, the charter or these Bylaws.  If enough directors have withdrawn  from a meeting  to leave  less than a quorum  but the  meeting is not adjourned,  the action of the majority of that number of directors  necessary to constitute  a  quorum  at such  meeting  shall  be the  action  of the  Board of
Directors,  unless the concurrence of a greater  proportion is required for such action by applicable law, the charter or these Bylaws.

     Section 8.  ORGANIZATION.  At each meeting of the Board of  Directors,  the chairman of the board or, in the absence of the  chairman,  the vice chairman of the board, if any, shall act as chairman of the meeting.  In the absence of both the chairman and vice chairman of the board,  the chief executive  officer or in the absence of the chief executive  officer,  the president or in the absence of the president,  a director chosen by a majority of the directors present,  shall act as chairman of the meeting.  The  secretary  or, in his or her  absence,  an assistant  secretary of the Corporation,  or in the absence of the secretary and all assistant  secretaries,  a person  appointed by the chairman of the meeting, shall act as secretary of the meeting.

     Section 9. TELEPHONE  MEETINGS.  Directors may  participate in a meeting by means of a  conference  telephone  or similar  communications  equipment  if all persons  participating  in the  meeting  can hear each  other at the same  time.
Participation in a meeting by these means shall constitute presence in person at the meeting.

     Section 10. CONSENT BY DIRECTORS WITHOUT A MEETING.  Any action required or permitted  to be taken at any  meeting  of the Board of  Directors  may be taken without  a  meeting,  if a consent  to such  action  is given in  writing  or by electronic  transmission  by each  director  and is filed  with the  minutes  of proceedings of the Board of Directors.

                                       11

     Section 11. VACANCIES.  If for any reason any or all the directors cease to be directors,  such event shall not terminate  the  Corporation  or affect these
Bylaws  or the  powers  of  the  remaining  directors  hereunder.  Prior  to the effectiveness  of the  Corporation's  election in Article V of the Charter,  any vacancy  on the  Board  of  Directors  may be  filled  in the  manner  otherwise permitted by the MGCL. Upon the effectiveness of the  Corporation's  election in
Article V of the Charter, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred  stock, (a) any vacancy on the  Board of  Directors  may be  filled  only by a  majority  of the  remaining directors,  even if the remaining  directors do not  constitute a quorum and (b)
any director elected to fill a vacancy shall serve for the remainder of the full term of the class in which the vacancy occurred and until a successor is elected and qualifies.

     Section  12.  RESIGNATIONS.  Any  director  may  resign  from the  Board of
Directors or any committee  thereof at any time by giving  written notice of his or her resignation to the Board of Directors.  Any resignation shall take effect immediately  upon its receipt or at such later time  specified  in the notice of resignation.

     Section 13. COMPENSATION. Directors shall not receive any stated salary for their  services as directors  but, by resolution of the Board of Directors,  may receive  compensation  per year  and/or  per  meeting  and/or  per visit to real property  or other  facilities  owned or leased by the  Corporation  and for any service or activity they performed or engaged in as directors.  Directors may be reimbursed  for  expenses  of  attendance,  if any, at each  annual,  regular or special  meeting of the Board of Directors or of any  committee  thereof and for their  expenses,  if any, in connection  with each property  visit and any other service or  activity  they  performed  or engaged in as  directors;  but nothing herein  contained  shall be construed to preclude any directors from serving the
Corporation in any other capacity and receiving compensation therefor.

     Section 14.  LOSS OF  DEPOSITS.  No  director  shall be liable for any loss which may occur by reason of the failure of the bank, trust company, savings and loan  association,  or other  institution  with whom  moneys or stock  have been deposited.

     Section 15.  SURETY  BONDS.  Unless  required by law, no director  shall be obligated to give any bond or surety or other  security for the  performance  of any of his or her duties.

     Section 16.  RELIANCE.  Each director,  officer,  employee and agent of the
Corporation  shall,  in the performance of his or her duties with respect to the
Corporation,  be fully justified and protected with regard to any act or failure to act in reliance  in good faith upon the books of account or other  records of the  Corporation,  upon  an  opinion  of  counsel  or upon  reports  made to the
Corporation by any of its officers or employees or by the adviser,  accountants, appraisers or other experts or consultants selected by the Board of Directors or officers of the  Corporation,  regardless  of whether such counsel or expert may also be a director.

                                       12

                                   ARTICLE IV

                                   COMMITTEES

     Section 1. NUMBER,  TENURE AND  QUALIFICATIONS.  The Board of Directors may
appoint from among its members an Executive  Committee,  an Audit and  Valuation
Committee, a Nominating and Governance Committee, Compliance Committee and other committees,  composed of one or more directors,  to serve at the pleasure of the
Board of Directors.

     Section 2.  POWERS.  The Board of  Directors  may  delegate  to  committees appointed  under  Section 1 of this  Article  any of the  powers of the Board of
Directors, except as prohibited by law.

     Section 3.  MEETINGS.  Notice of committee  meetings  shall be given in the same manner as notice for special meetings of the Board of Directors. A majority of the members of the committee shall constitute a quorum for the transaction of business at any meeting of the committee. The act of a majority of the committee members  present at a meeting shall be the act of such  committee.  The Board of
Directors  may designate a chairman of any  committee,  and such chairman or, in the absence of a chairman,  any two  members of any  committee  (if there are at least two  members of the  Committee)  may fix the time and place of its meeting unless the Board shall  otherwise  provide.  In the absence of any member of any such committee,  the members thereof present at any meeting, whether or not they constitute a quorum,  may appoint  another  director to act in the place of such absent member. Each committee shall keep minutes of its proceedings.

     Section  4.  TELEPHONE  MEETINGS.  Members of a  committee  of the Board of
Directors  may  participate  in a meeting by means of a conference  telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same  time.  Participation  in a meeting  by these  means shall constitute presence in person at the meeting.

     Section 5. CONSENT BY COMMITTEES WITHOUT A MEETING.  Any action required or permitted  to be taken at any meeting of a committee  of the Board of  Directors may be taken without a meeting,  if a consent to such action is given in writing or by electronic  transmission by each member of the committee and is filed with the minutes of proceedings of such committee.

     Section  6.  VACANCIES.  Subject  to the  provisions  hereof,  the Board of
Directors  shall  have the power at any time to  change  the  membership  of any committee,  to fill all vacancies, to designate alternate members to replace any absent or disqualified member or to dissolve any such committee.  Subject to the power of the Board of Directors, the members of a committee shall have the power to fill any vacancies on such committee.

                                       13

                                   ARTICLE V

                                    OFFICERS

     Section 1.  GENERAL  PROVISIONS.  The  officers  of the  Corporation  shall include  a  president,  a  secretary  and a  treasurer  and may  include a chief executive  officer,  one or more vice presidents,  a chief operating  officer, a chief  financial  officer,  a chief  compliance  officer,  one or more assistant secretaries  and one or more  assistant  treasurers.  In addition,  the Board of
Directors  may from time to time elect such other  officers with such powers and duties as they shall deem  necessary or  desirable.  The Board of Directors  may designate  a chairman of the Board and a vice  chairman of the Board,  who shall not,  solely by reason of such  designation,  be officers of the Corporation but shall have such powers and duties as determined  by the Board of Directors  from time to time. The officers of the Corporation  shall be elected  annually by the
Board of  Directors,  except that the chief  executive  officer or president may from time to time appoint one or more vice presidents, assistant secretaries and assistant treasurers or other officers. Each officer shall hold office until his or her successor is duly elected and qualifies or until his or her death, or his or her resignation,  or removal in the manner provided  herein.  Any two or more offices  except  president  and vice  president  may be held by the same person.
Election  of an  officer or agent  shall not of itself  create  contract  rights between the Corporation and such officer or agent.

     Section 2. REMOVAL AND RESIGNATION. Any officer or agent of the Corporation may be  removed,  with or without  cause,  by the Board of  Directors  if in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so  removed.  Any  officer of the  Corporation  may resign at any time by giving written notice of his or her resignation to the Board of Directors, the chairman of the board, the president or the secretary.  Any resignation shall take effect immediately  upon its receipt or at such later time  specified  in the notice of resignation.  The acceptance of a resignation  shall not be necessary to make it effective unless otherwise stated in the resignation.  Such resignation shall be without prejudice to the contract rights, if any, of the Corporation.

     Section 3. VACANCIES. A vacancy in any office may be filled by the Board of
Directors for the balance of the term.

     Section 4. CHIEF EXECUTIVE OFFICER.  The Board of Directors may designate a chief  executive  officer.  The  chief  executive  officer  shall  have  general responsibility  for  implementation  of  the  policies  of the  Corporation,  as determined by the Board of Directors, and for the management of the business and affairs of the  Corporation.  He or she may  execute any deed,  mortgage,  bond, contract or other  instrument  in the name of the  Corporation,  except in cases where  the  execution  thereof  shall be  expressly  delegated  by the  Board of
Directors or by these Bylaws to some other  officer or agent of the  Corporation or shall be  required  by law to be  otherwise  executed;  and in general  shall perform all duties  incident to the office of chief  executive  officer and such other duties as may be prescribed by the Board of Directors from time to time.

                                       14

     Section 5. CHIEF OPERATING OFFICER.  The Board of Directors may designate a
chief  operating   officer.   The  chief   operating   officer  shall  have  the
responsibilities  and duties as set forth by the Board of Directors or the chief executive officer.

     Section 6. CHIEF FINANCIAL OFFICER.  The Board of Directors may designate a
chief  financial   officer.   The  chief   financial   officer  shall  have  the
responsibilities  and duties as set forth by the Board of Directors or the chief executive officer.

     Section 7. CHIEF COMPLIANCE OFFICER. The Board of Directors may designate a
chief  compliance   officer.   The  chief  compliance  officer  shall  have  the
responsibilities  and  duties as may be  assigned  to him or her by the Board of
Directors or the chief executive officer.

     Section 8. PRESIDENT.  In the absence of a designation of a chief executive officer by the Board of Directors,  the president  shall be the chief  executive officer and in general  supervise and control all of the business and affairs of the Corporation. In the absence of a designation of a chief operating officer by the Board of Directors,  the president shall be the chief operating officer.  He may execute any deed,  mortgage,  bond, contract or other instrument in the name of the  Corporation,  except  in cases  where  the  execution  thereof  shall be expressly  delegated  by the Board of Directors or by these Bylaws to some other officer or agent of the  Corporation or shall be required by law to be otherwise executed;  and in general  shall  perform  all duties  incident to the office of president  and such other duties as may be  prescribed by the Board of Directors from time to time.

     Section 9. VICE PRESIDENTS. In the absence of the president or in the event of a vacancy in such office,  the vice  president (or in the event there be more than one vice president, the vice presidents in the order designated at the time of their  election or, in the absence of any  designation,  then in the order of their  election)  shall  perform the duties of the  president and when so acting shall have all the powers of and be  subject  to all the  restrictions  upon the president;  and  shall  perform  such  other  duties as from time to time may be assigned to such vice president by the chief executive officer, the president or by the Board of Directors. The Board of Directors may designate one or more vice presidents  as  executive  vice  president,  senior vice  president,  or as vice president for particular areas of responsibility.

     Section  10.  SECRETARY.  The  secretary  shall (a) keep the minutes of the proceedings  of the  stockholders,  the Board of Directors and committees of the
Board of Directors in one or more books provided for that purpose;  (b) see that all notices are duly given in accordance  with the provisions of these Bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the  Corporation;  (d)  keep a  register  of the  post  office  address  of each stockholder which shall be furnished to the secretary by such  stockholder;  (e)
have general charge of the stock transfer books of the  Corporation;  and (f) in general perform such other duties as from time to time may be assigned to him by the chief executive officer, the president or by the Board of Directors.

     Section 11. TREASURER.  The treasurer shall keep full and accurate accounts of receipts and  disbursements  in books  belonging to the Corporation and shall deposit all moneys and other  valuable  effects in the name and to the credit of the  Corporation  in such  depositories  as

                                       15

may be designated by the Board of Directors.  In the absence of a designation of a chief financial officer by the Board of Directors,  the treasurer shall be the chief financial officer of the Corporation.

     The treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors,  taking proper vouchers for such  disbursements,  and shall  render to the Board of  Directors,  the chief  executive  officer and the president  at the regular  meetings of the Board of Directors or whenever it may so require,  an account of all his or her  transactions  as treasurer and of the financial condition of the Corporation.

     If  required  by the  Board of  Directors,  the  treasurer  shall  give the
Corporation  a bond in such sum and with  such  surety or  sureties  as shall be satisfactory  to the Board of  Directors  for the  faithful  performance  of the duties of his or her office and for the restoration to the Corporation,  in case of his or her death,  resignation,  retirement  or removal from  office,  of all books,  papers,  vouchers,  moneys and other property of whatever kind in his or her possession or under his or her control belonging to the Corporation.

     Section 12. ASSISTANT SECRETARIES AND ASSISTANT  TREASURERS.  The assistant secretaries and assistant treasurers,  in general,  shall perform such duties as shall be assigned to them by the secretary or treasurer, respectively, or by the chief executive officer, the president or the Board of Directors.  The assistant treasurers  shall,  if  required by the Board of  Directors,  give bonds for the faithful  performance  of their  duties  in such  sums and with  such  surety or sureties as shall be satisfactory to the Board of Directors.

                                   ARTICLE VI

                      CONTRACTS, LOANS, CHECKS AND DEPOSITS

     Section 1. CONTRACTS.  The Board of Directors,  the Executive  Committee or
another  committee of the Board of Directors  within the scope of its  delegated authority  may  authorize  any officer or agent to enter into any contract or to execute  and  deliver  any  instrument  in the  name  of and  on  behalf  of the
Corporation and such authority may be general or confined to specific instances.
Any  agreement,  deed,  mortgage,  lease or other  document  shall be valid  and binding upon the  Corporation  when duly authorized or ratified by action of the
Board of  Directors  or the  Executive  Committee  or such other  committee  and executed by an authorized person.

     Section 2. CHECKS AND DRAFTS.  All checks,  drafts or other  orders for the payment of money, notes or other evidences of indebtedness issued in the name of the  Corporation  shall be signed by such officer or agent of the Corporation in such manner as shall from time to time be determined by the Board of Directors.

     Section 3. DEPOSITS.  All funds of the Corporation  not otherwise  employed shall be deposited  from time to time to the credit of the  Corporation  in such banks,  trust  companies or other  depositories  as the Board of  Directors  may designate.

                                       16

                                  ARTICLE VII

                                     STOCK

     Section 1. CERTIFICATES;  REQUIRED INFORMATION.  Except as may be otherwise provided by the Board of  Directors,  stockholders  of the  Corporation  are not entitled to certificates  representing  the shares of stock held by them. In the event that the Corporation  issues shares of stock  represented by certificates, such  certificates  shall be signed by the  officers of the  Corporation  in the manner permitted by the MGCL and contain the statements and information required by the MGCL.  In the event that the  Corporation  issues shares of stock without certificates,  the Corporation  shall provide to record holders of such shares a written  statement  of the  information  required  by the MGCL to be included on stock certificates.

     Section 2. TRANSFERS WHEN  CERTIFICATES  ARE ISSUED.  Upon surrender to the
Corporation or the transfer agent of the Corporation of a stock certificate duly endorsed  or  accompanied  by  proper  evidence  of  succession,  assignment  or authority to transfer,  the  Corporation  shall issue a new  certificate  to the person entitled  thereto,  cancel the old certificate and record the transaction upon its books.

     The  Corporation  shall be  entitled  to treat the  holder of record of any share of stock as the  holder in fact  thereof  and,  accordingly,  shall not be bound to recognize  any equitable or other claim to or interest in such share or on the part of any other  person,  whether or not it shall have express or other notice  thereof,  except  as  otherwise  provided  by the  laws of the  State of
Maryland.

     Notwithstanding  the  foregoing,  transfers of shares of any class of stock will  be  subject  in all  respects  to the  Charter  and all of the  terms  and conditions contained therein.

     Section 3.  REPLACEMENT  CERTIFICATE.  The president,  the secretary or the treasurer or any officer  designated  by the Board of Directors may direct a new certificate to be issued in place of any  certificate  previously  issued by the
Corporation alleged to have been lost, stolen or destroyed upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed.  When  authorizing the issuance of a new  certificate,  an officer designated  by the Board of  Directors  may, in his or her  discretion  and as a condition  precedent  to the issuance  thereof,  require the owner of such lost, stolen or destroyed certificate or the owner's legal representative to advertise the same in such  manner as he or she shall  require  and/or to give bond,  with sufficient  surety, to the Corporation to indemnify it against any loss or claim which may arise as a result of the issuance of a new certificate.

     Section 4. CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE. The Board of
Directors  may set,  in advance,  a record  date for the purpose of  determining stockholders  entitled to notice of or to vote at any meeting of stockholders or determining  stockholders  entitled  to receive  payment of any  dividend or the allotment  of  any  other  rights,  or in  order  to  make  a  determination  of stockholders for any other proper purpose.  Such date, in any case, shall not be prior to the close of  business on the day the record date is fixed and shall be not more than 90 days and,  in the case of a meeting of  stockholders,  not less

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than ten  days,  before  the date on which  the  meeting  or  particular  action requiring such determination of stockholders of record is to be held or taken.

     In lieu of fixing a record date,  the Board of  Directors  may provide that the stock transfer books shall be closed for a stated period but not longer than
20 days. If the stock  transfer  books are closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, such books shall be closed for at least ten days before the date of such meeting.

     If no record date is fixed and the stock  transfer books are not closed for the determination of stockholders,  (a) the record date for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of  business on the day on which the notice of meeting is mailed or the 30th day before the meeting, whichever is the closer date to the meeting;
and (b) the  record  date for the  determination  of  stockholders  entitled  to receive  payment of a dividend or an  allotment of any other rights shall be the close of business on the day on which the resolution of the directors, declaring the dividend or allotment of rights, is adopted.

     When a  determination  of  stockholders  entitled to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment  thereof,  except when (i) the  determination  has been made through the closing of the transfer  books and the stated period of closing has expired or (ii) the meeting is  adjourned to a date more than 120 days after the record date fixed for the  original  meeting,  in either of which case a new record date shall be determined as set forth herein.

     Section 5. STOCK LEDGER.  The  Corporation  shall maintain at its principal office or at the  office of its  counsel,  accountants  or  transfer  agent,  an original  or  duplicate  share  ledger  containing  the name and address of each stockholder and the number of shares of each class held by such stockholder.

     Section 6. FRACTIONAL STOCK;  ISSUANCE OF UNITS. The Board of Directors may
issue  fractional  stock or provide for the issuance of scrip, all on such terms and under  such  conditions  as they may  determine.  Notwithstanding  any other provision of the charter or these Bylaws, the Board of Directors may issue units consisting of different securities of the Corporation.  Any security issued in a unit shall have the same  characteristics as any identical  securities issued by the  Corporation,  except that the Board of  Directors  may  provide  that for a specified  period  securities  of the  Corporation  issued  in such  unit may be transferred on the books of the Corporation only in such unit.

                                  ARTICLE VIII

                                 ACCOUNTING YEAR

     The Board of Directors shall have the power,  from time to time, to fix the fiscal year of the Corporation by a duly adopted resolution.

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                                   ARTICLE IX

                                  DISTRIBUTIONS

     Section 1. AUTHORIZATION.  Dividends and other distributions upon the stock of the Corporation  may be authorized by the Board of Directors,  subject to the provisions of law and the Charter. Dividends and other distributions may be paid in cash, property or stock of the Corporation,  subject to the provisions of law and the charter.

     Section  2.  CONTINGENCIES.  Before  payment  of  any  dividends  or  other distributions,  there  may be set aside  out of any  assets  of the  Corporation available for dividends or other  distributions such sum or sums as the Board of
Directors may from time to time, in its absolute  discretion,  think proper as a reserve fund for contingencies, for equalizing dividends or other distributions, for repairing or maintaining  any property of the  Corporation or for such other purpose as the Board of Directors  shall determine to be in the best interest of the  Corporation,  and the Board of  Directors  may modify or  abolish  any such reserve.

                                   ARTICLE X

                                      SEAL

     Section 1. SEAL.  The Board of Directors  may  authorize  the adoption of a seal by the Corporation.  The seal shall contain the name of the Corporation and the year of its incorporation and the words  "Incorporated  Maryland." The Board of  Directors  may  authorize  one or more  duplicate  seals and provide for the custody thereof.

     Section 2. AFFIXING SEAL. Whenever the Corporation is permitted or required to affix its seal to a document, it shall be sufficient to meet the requirements of any law,  rule or  regulation  relating to a seal to place the word  "(SEAL)"
adjacent to the  signature of the person  authorized  to execute the document on behalf of the Corporation.

                                   ARTICLE XI

                     INDEMNIFICATION AND ADVANCE OF EXPENSES

     To the maximum  extent  permitted  by Maryland  law, in effect from time to time,  the  Corporation  shall  indemnify and,  without  requiring a preliminary determination  of the  ultimate  entitlement  to  indemnification,  shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to
(a) any  individual  who is a  present  or former  director  or  officer  of the
Corporation and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity or (b) any individual  who, while a  director  or  officer  of the  Corporation  and at the  request  of the
Corporation,  serves or has served as a director, officer, partner or trustee of such  corporation,  real estate investment  trust,  partnership,  joint venture, trust,  employee benefit plan or other enterprise and who is made, or threatened to be made,  a party to the  proceeding  by reason of his or her  service in any such capacity.  The Corporation may, with the approval of its Board of Directors or any duly  authorized  committee  thereof,  provide such  indemnification  and advance for expenses to a person who served a predecessor of

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the  Corporation in any of the  capacities  described in (a) or (b) above and to any employee or agent of the  Corporation or a predecessor  of the  Corporation.
Any  indemnification  or advance of expenses made pursuant to this Article shall be subject to applicable  requirements  of the 1940 Act (if the  Corporation has elected to be regulated as a business development company).  The indemnification and payment of expenses  provided in these Bylaws shall not be deemed  exclusive of or limit in any way other rights to which any person seeking  indemnification or  payment  of  expenses  may  be or  may  become  entitled  under  any  bylaw, regulation, insurance, agreement or otherwise.

     Neither  the  amendment  nor repeal of this  Article,  nor the  adoption or amendment  of any other  provision  of the Bylaws or charter of the  Corporation inconsistent  with this  Article,  shall  apply to or affect in any  respect the applicability  of the preceding  paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

                                  ARTICLE XII

                                WAIVER OF NOTICE

     Whenever  any notice is  required  to be given  pursuant  to the Charter or these Bylaws or pursuant to applicable law, a waiver thereof in writing,  signed by the person or persons  entitled to such notice,  whether  before or after the time stated  therein,  shall be deemed  equivalent to the giving of such notice.
Neither the business to be  transacted at nor the purpose of any meeting need be set forth in the waiver of notice,  unless specifically required by statute. The attendance of any person at any meeting  shall  constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the  transaction  of any business on the ground that the meeting is not lawfully called or convened.

                                  ARTICLE XIII

                              INSPECTION OF RECORDS

     A stockholder  that is otherwise  eligible under  applicable law to inspect the Corporation's  books of account,  stock ledger, or other specified documents of the  Corporation  shall have no right to make such inspection if the Board of
Directors   determines  that  such  stockholder  has  an  improper  purpose  for requesting such inspection.

                                  ARTICLE XIV

                                    1940 ACT

     If and to the extent that any  provision  of the MGCL,  including,  without limitation,  Subtitle 6 and, if then  applicable,  Subtitle 7, of Title 3 of the
MGCL,  or any  provision  of the  Charter  or these  Bylaws  conflicts  with any provision of the 1940 Act then applicable to the Corporation,  such provision of the 1940 Act shall control.

                                       20

                                   ARTICLE XV

                               AMENDMENT OF BYLAWS

     The Board of Directors  shall have the exclusive  power to adopt,  alter or repeal any provision of these Bylaws and to make new Bylaws.

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